UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2008

QWEST COMMUNICATIONS INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15577	84-1339282
(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 992-1400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c) and (e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2008, the Compensation and Human Resources Committee (the “Compensation Committee”) of the Board of Directors of Qwest Communications International Inc. (“Qwest” or the “Company” or “we” or “us” or “our”) appointed Thomas E. Richards to the position of Executive Vice President and Chief Operating Officer.  A copy of the press release announcing the same is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Mr. Richards, 53, previously served as our Executive Vice President – Business Markets since April 2005.  From January 2004 to March 2005, Mr. Richards worked periodically as an independent consultant.  From 1999 to December 2003, Mr. Richards was Chairman, President and Chief Executive Officer of Clear Communications, Inc., a supplier of optical and digital network management software. Prior to joining Clear Communications, Mr. Richards held executive positions at Ameritech Corporation and Bell Atlantic Corporation. Mr. Richards received a bachelor’s degree from the University of Pittsburgh and an M.S. degree in management from the Massachusetts Institute of Technology.

In connection with Mr. Richards’ promotion, the Compensation Committee increased his annual base salary to $700,000, his target bonus to 150% and his annual flexible benefit payment to $50,000.  Mr. Richards also received the following equity awards on July 28, 2008:

Stock options	1,120,000
Restricted stock	199,000
Performance shares	199,000

The awards were granted under our Equity Incentive Plan.  The stock options and restricted stock vest ratably over 3 years, and the stock options have an exercise price of $3.52.  The performance shares vest at the end of a 3 year performance period if Mr. Richards remains employed by us over that period.  Payout under the performance shares can range from 0% to 200% depending on our relative total shareholder return (“TSR”) over the performance period as compared to a group of our peers in the telecommunications industry.  TSR is measured generally as the increase or decrease in the market value of common stock including the reinvestment of dividends.  Mr. Richards can elect to receive payout under the performance shares in the form of shares of our common stock or cash.  The awards vest immediately upon death, disability or a change in control.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the documents filed herewith as Exhibits 10.1 and 10.2, which documents are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	Letter Agreement, dated July 28, 2008, by and between Thomas E. Richards and Qwest.

Exhibit 10.2

Forms of option, restricted stock and performance share agreements used under Equity Incentive Plan, as amended and restated (incorporated by reference to Qwest Communications International Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, and Current Report on Form 8-K filed on February 26, 2008, File No. 001-15577).

Exhibit 99.1	Press Release dated July 29, 2008.

Forward Looking Statements Warning

This filing may contain projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: access line losses due to increased competition, including from technology substitution of our access lines with wireless and cable alternatives, among others; our substantial indebtedness, and our inability to complete any efforts to further de-lever our balance sheet; adverse results of increased review and scrutiny by media and others (including any internal analyses) of financial reporting issues and practices or otherwise; rapid and significant changes in technology and markets; any adverse developments in commercial disputes or legal proceedings; potential fluctuations in quarterly results; volatility of our stock price; intense competition in the markets in which we compete including the effects of consolidation in our industry; changes in demand for our products and services; acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting our business; changes in the outcome of future events from the assumed outcome included in our significant accounting policies; and our ability to utilize net operating losses in projected amounts.

The information contained in this filing is a statement of Qwest’s present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and Qwest’s assumptions. Qwest may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in Qwest’s assumptions or otherwise. The cautionary statements contained or referred to in this filing should be considered in connection with any subsequent written or oral forward-looking statements that Qwest or persons acting on its behalf may issue. This filing may include analysts’ estimates and other information prepared by third parties for which Qwest assumes no responsibility.

Qwest undertakes no obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements and other statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this filing, Qwest does not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QWEST COMMUNICATIONS INTERNATIONAL INC.

DATE: July 29, 2008	By:	/s/ STEPHEN E. BRILZ
	Name:	Stephen E. Brilz
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Letter Agreement, dated July 28, 2008, by and between Thomas E. Richards and Qwest.

Exhibit 10.2

Forms of option, restricted stock and performance share agreements used under Equity Incentive Plan, as amended and restated (incorporated by reference to Qwest Communications International Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, and Current Report on Form 8-K filed on February 26, 2008, File No. 001-15577).

Exhibit 99.1	Press Release dated July 29, 2008.